Exhibit B

                         HOLOBEAM, INC.
                            Form 10Q
                       DECEMBER 31, 2005
                   Section 906 Certification


    Certification of Principal Executive Officer pursuant to 18
U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

    In connection with the Quarterly Report of Holobeam, Inc. (The Registrant) on Form 10Q for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Melvin S. Cook, President of the Registrant, certify pursuant to 18 U.S.C., Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all respects, the financial condition and results of operations of the Registrant.

    A signed original of this written statement required by Sec. 906 has been provided to Holobeam, Inc. And will be retained by Holobeam, Inc. and furnished to the Securities and Exchange
Commission or its staff upon request.



/s/ Melvin S. Cook
---------------------------------------
MELVIN S. COOK
CHAIRMAN AND PRESIDENT
February 13, 2006

                                                      Exhibit B

                         HOLOBEAM, INC.
                            Form 10Q
                       DECEMBER 31, 2005
                   Section 906 Certification


    Certification of Chief Financial Officer pursuant to 18
U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

    In connection with the Quarterly Report of Holobeam, Inc. (The Registrant) on Form 10Q for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Beverly Cook, Treasurer of the
Registrant, certify pursuant to 18 U.S.C., Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all respects, the financial condition and results of operations of the Registrant.

    A signed original of this written statement required by Sec. 906 has been provided to Holobeam, Inc. And will be retained by Holobeam, Inc. and furnished to the Securities and Exchange
Commission or its staff upon request.



/s/ Beverly Cook
----------------------------------
BEVERLY COOK
TREASURER
February 13, 2006